SUMMARY PROSPECTUS

March 24, 2023

Kurv Goldman Sachs (GS) 1.5x Long Daily ETF (Ticker: LGS)

Principal U.S. Listing Exchange for the Funds: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.kurvinvest.com. You can also get this information at no cost by calling 888-393-5878. The current prospectus and statement of additional information, dated March 24, 2022, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.kurvinvest.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KURV GOLDMAN SACHS (GS) 1.5X LONG DAILY ETF (TICKER: LGS) - SUMMARY

Important Information Regarding the Fund

The Kurv Goldman Sachs (GS) 1.5x Long Daily ETF (the “Fund”) seeks to replicate 1.5x times (150%) the daily percentage change of the common shares of The Goldman Sachs Group, Inc. (“Goldman Sachs”) (Fund Ticker listed on Cboe: LGS). Because the Fund aims to replicate the daily performance of Goldman Sachs, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 150% the performance of Goldman Sachs for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 150% the return of Goldman Sachs for that period. Longer holding periods, higher volatility of Goldman Sachs and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Goldman Sachs may affect the Fund’s return as much as, or more than, the return of Goldman Sachs.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.5x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Goldman Sachs’ performance is flat, and it is possible that the Fund will lose money even if Goldman Sachs’ performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.5x times (150%), before fees and expenses, the performance of the Goldman Sachs common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.5x times (150%) the daily percentage change of the common shares of Goldman Sachs by entering into a swap agreement on the Goldman Sachs common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Goldman Sachs. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Goldman Sachs. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Goldman Sachs.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Goldman Sachs.

The Goldman Sachs Group, Inc. is a leading global financial institution that delivers a broad range of financial services across investment banking, securities, investment management and consumer banking to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs is a bank holding company (BHC) and a financial holding company (FHC) regulated by the Board of Governors of the Federal Reserve System (FRB). Its U.S. depository institution subsidiary, Goldman Sachs Bank USA (GS Bank USA), is a New York State-chartered bank.

Goldman Sachs reports its activities in four business segments: Investment Banking, Global Markets, Asset Management, and Consumer & Wealth Management. Investment Banking generates revenues from financial advisory, underwriting and corporate lending activities. Global Markets consists of Fixed Income, Currency and Commodities (FICC) and Equities, and generates revenues from intermediation and financing activities. Asset Management generates revenues from management and other fees, incentive fees, equity investments, and lending and debt investments. Consumer & Wealth Management consists of Wealth management and Consumer banking, and generates revenues from management and other fees, incentive fees, private banking and lending, and consumer-oriented activities.

Goldman Sachs’ Investment Banking group serves public and private sector clients around the world. Goldman Sachs provide financial advisory services, help companies raise capital to strengthen and provide financing to corporate clients. Goldman Sachs has a diverse global group of institutional clients, including corporations, governments, states and municipalities. Goldman Sachs serves its clients who buy and sell financial products, raise funding and manage risk. Goldman Sachs’ Global Markets group makes markets and facilitates client transactions in fixed income, equity, currency and commodity products. In addition, it makes markets in, and clear client transactions on, major stock, options and futures exchanges worldwide. Goldman Sachs’ Asset Management provides investment services to help clients preserve and grow their financial assets. Goldman Sachs provides these services to its institutional clients, as well as investors who primarily access its products through a network of third-party distributors around the world.

Goldman Sachs manages client assets across a broad range of investment strategies and asset classes, including equity, fixed income and alternative investments. Alternative investments primarily includes hedge funds, credit funds, private equity, real estate, currencies, commodities and asset allocation strategies. Goldman Sachs’ investment offerings include those managed on a fiduciary basis by its portfolio managers, as well as those managed by third-party managers. Goldman Sachs offers its investment solutions in a variety of structures, including separately managed accounts, mutual funds, private partnerships and other commingled vehicles.

Goldman Sachs’ Consumer & Wealth Management helps clients achieve their individual financial goals by providing a broad range of wealth advisory and banking services, including financial planning, investment management, deposit-taking and lending. Goldman Sachs’ wealth management provides tailored wealth advisory services to clients across the wealth spectrum. It operates globally serving individuals, families, family offices, and foundations and endowments. Its relationships are established directly or introduced through corporations that sponsor financial wellness programs for their employees.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 150% of the return of the Goldman Sachs Stock over the same period. The Fund will lose money if the Goldman Sachs Stock’s performance is flat over time, and as a result of daily rebalancing, the Goldman Sachs Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Goldman Sachs Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH GOLDMAN SACHS.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Goldman Sachs. The common stock of Goldman Sachs (GS) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Goldman Sachs pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Goldman Sachs may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Goldman Sachs and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Goldman Sachs’ performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Goldman Sachs reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Goldman Sachs increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Goldman Sachs volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Goldman Sachs during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Goldman Sachs volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Goldman Sachs Stock volatility; b) Goldman Sachs Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Goldman Sachs Stock’s dividends. The chart below illustrates the impact of two principal factors – Goldman Sachs Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Goldman Sachs Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Goldman Sachs volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Goldman Sachs.

As shown in the chart below, the Fund would be expected to lose 2.3% if Goldman Sachs provided no return over a one-year period during which Goldman Sachs experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Goldman Sachs’ return is flat. For instance, if Goldman Sachs’ annualized volatility is 100%, the Fund would be expected to lose 31.3% of its value, even if the cumulative Goldman Sachs Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 150% of the performance of Goldman Sachs Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 150% of the performance of the Goldman Sachs Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

 Goldman Sachs’ annualized historical volatility rate for the five year period ended December 31, 2022 was 32.5%. The Goldman Sachs Stock’s highest volatility rate for any one calendar year for the five year period was 45.3% and volatility for a shorter period of time may have been substantially higher. The Goldman Sachs Stock’s annualized performance for the five year ended December 31, 2022 was 8.3% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Goldman Sachs Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Goldman Sachs, such as swaps, may differ from the volatility of the Goldman Sachs Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Goldman Sachs Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily decline in the Goldman Sachs Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Goldman Sachs Stock declines more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Goldman Sachs Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Goldman Sachs Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Goldman Sachs Security Risk. Goldman Sachs is subject to market risks. Its businesses have been and may in the future be adversely affected by conditions in the global financial markets and broader economic conditions. Its businesses have been and may in the future be adversely affected by declining asset values, particularly where it has net “long” positions, receive fees based on the value of assets managed, or receive or post collateral. Its market-making activities have been and may in the future be affected by changes in the levels of market volatility.

Goldman Sachs’ investment banking, client intermediation, asset management and wealth management businesses have been adversely affected and may in the future be adversely affected by market uncertainty or lack of confidence among investors and CEOs due to declines in economic activity and other unfavorable economic, geopolitical or market conditions. Its asset management and wealth management businesses have been and may in the future be adversely affected by the poor investment performance of its investment products or a client preference for products other than those which it offers or for products that generate lower fees.

Goldman Sachs is subject to liquidity risks. Its liquidity, profitability and businesses may be adversely affected by an inability to access the debt capital markets or to sell assets. Its businesses have been and may in the future be adversely affected by disruptions or lack of liquidity in the credit markets, including reduced access to credit and higher costs of obtaining credit. Reductions in its credit ratings or an increase in its credit spreads may adversely affect its liquidity and cost of funding. Its liquidity depends on payments from its subsidiaries, many of which are subject to legal, regulatory and other restrictions on providing funds or assets.

Goldman Sachs’ businesses, profitability and liquidity may be adversely affected by deterioration in the credit quality of or defaults by third parties. Its concentration of risk increases the potential for significant losses in its market-making, underwriting, investing and financing activities. Its derivative transactions and delayed documentation or settlements may expose the firm to credit risk, unexpected risks and potential losses.

Failure in Goldman Sachs’ operational systems or infrastructure, or those of third parties, as well as human error, malfeasance or other misconduct, could impair its liquidity, disrupt its businesses, result in the disclosure of confidential information, damage its reputation and cause losses. A failure to protect its computer systems, networks and information, and its clients’ information, against cyberattacks and similar threats could impair its ability to conduct its businesses, result in the disclosure, theft or destruction of confidential information, damage its reputation and cause losses. It may incur losses as a result of ineffective risk management processes and strategies. It may incur losses as a result of unforeseen or catastrophic events, including pandemics, terrorist attacks, extreme weather events or other natural disasters. Climate change could disrupt its businesses and adversely affect client activity levels and the creditworthiness of its clients and counterparties, and its efforts to address concerns relating to climate change could result in damage to its reputation.

Goldman Sachs’ businesses and those of its clients are subject to extensive and pervasive regulation around the world. A failure to appropriately identify and address potential conflicts of interest could adversely affect its businesses. It may be adversely affected by increased governmental and regulatory scrutiny or negative publicity. Substantial civil or criminal liability or significant regulatory action against Goldman Sachs could have material adverse financial effects or cause the company significant reputational harm, which in turn could seriously harm its business prospects. Its commodities activities, particularly its physical commodities activities, subject the company to extensive regulation and involve certain potential risks, including environmental, reputational and other risks that may expose it to significant liabilities and costs.

Goldman Sachs’ results have been and may in the future be adversely affected by the composition of its client base. The growth of electronic trading and the introduction of new products and technologies, including trading technologies and cryptocurrencies, has increased competition.

Additionally, its businesses, financial condition, liquidity and results of operations have been and may in the future be adversely affected by the COVID-19 pandemic. Certain of its businesses and its funding instruments may be adversely affected by changes in other reference rates, currencies, indexes, baskets or ETFs to which products it offers or funding that it raises are linked.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Goldman Sachs Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Investment Company Act file no. 811-23645.